Filed pursuant to Rule 497(c)
                                             File Nos. 333-122901 and 811-21719


[Logo: FIDUCIARY(R) ASSET MANAGEMENT]

[Logo: CLAYMORE(R)]



                        Claymore/Fiduciary Strategic Equity Fund


                        CLASS A SHARES
                        CLASS C SHARES


PROSPECTUS




                        June 29, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS




      3       RISK/RETURN SUMMARY

      6       FUND PERFORMANCE

      7       FEES AND EXPENSES OF THE FUND

      9       INVESTMENT OBJECTIVE AND STRATEGIES

     14       RISKS

     19       INVESTMENT ADVISORY SERVICES

     22       DISTRIBUTION PLAN AND SERVICES PLAN

     23       PURCHASE OF SHARES

     32       REDEMPTION OF SHARES

     36       FREQUENT PURCHASES AND REDEMPTIONS

     38       SHAREHOLDER SERVICES AND POLICIES

     39       DISTRIBUTIONS FROM THE FUND

     40       FEDERAL INCOME TAXATION

     45       OTHER INFORMATION


     No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment sub-adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

     RISK/RETURN SUMMARY



     INVESTMENT OBJECTIVE
     ---------------------------------------------------------------------------


     The Fund's investment objective is to provide capital appreciation and, to a lesser extent, income and gains.


     PRIMARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------


     The Fund seeks steady returns through varying market conditions by combining a diversified portfolio of equity securities with a program of writing (selling) options on these stocks. The Fund seeks to capture potential total returns (from asset appreciation, dividends, option writing premiums and realized capital gains) in neutral to modestly rising equity market conditions. In downward-trending equity markets, the Fund's strategy is designed to provide a partial hedge to equity investors and may provide a steady return to investors.

     Under normal circumstances, the Fund will pursue an integrated investment strategy in which the Fund (i) invests substantially all of its net assets in a diversified portfolio of equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers and (ii) employs an option strategy of writing covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. The Fund seeks to produce a high level of income and gains primarily from the premiums it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.

     The Fund's Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. However, the Fund also may invest in equity securities of companies of any size capitalization, including companies with medium capitalizations ("mid-cap") and small capitalizations ("small-cap").

     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivatives with equity exposure. Equity securities include common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests, such as shares of exchange-traded funds ("ETFs") and other investment companies.

     PRIMARY INVESTMENT RISKS
     ---------------------------------------------------------------------------

     An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.


     Foreign Investment Risk. To the extent that the Fund holds securities of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.


     Options Risk. Risks associated with options include: the risk that the option is not well correlated with the security, index or currency to which it relates, the risk that options used for risk management may not have the intended effects and may result in losses or missed opportunities, and the risk that the Fund will be unable to sell the option because of an illiquid secondary market. There is no guarantee that the Fund's options strategies will be successful, and their use could result in lower returns or even losses to the Fund.


     Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the premiums the Fund receives from writing options, as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

     Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that the Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies.

     Tax Risk. The Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio of income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as "qualified dividend income." See "Federal Income Taxation."

     FUND PERFORMANCE


     As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser and Sub-Adviser believe is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

     FEES AND EXPENSES OF THE FUND


     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     SHAREHOLDER FEES  (paid directly from your investment)
     ---------------------------------------------------------------------------
                                                    CLASS A          CLASS C
                                                    SHARES           SHARES
     ---------------------------------------------------------------------------

     Maximum sales charge (load) imposed
      on purchases
      (as a percentage of offering price)            5.75%1            None
     ---------------------------------------------------------------------------
     Maximum deferred sales charge (load)
      (as a percentage of the lesser of original
      purchase price or redemption proceeds)         None2            1.00%
     ---------------------------------------------------------------------------
     Redemption fee3                                 2.00%            2.00%
     ---------------------------------------------------------------------------


                                     (expenses that are deducted from
     ANNUAL FUND OPERATING EXPENSES  Fund assets)
     ---------------------------------------------------------------------------
                                                    CLASS A          CLASS C
                                                    SHARES           SHARES
     ---------------------------------------------------------------------------

     Management fees                                 1.00%            1.00%
     ---------------------------------------------------------------------------
     Distribution and/or service (12b-1) fees        0.25%            1.00%5
     ---------------------------------------------------------------------------
     Other expenses4                                 0.50%            0.50%
     ---------------------------------------------------------------------------

     Total annual fund operating expenses            1.75%            2.50%
     ---------------------------------------------------------------------------

     1Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

     3Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."

     4"Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of $50 million. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund's average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006. For a period of three years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.


     5While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

     EXAMPLE


     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $50 million.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                        ONE YEAR               THREE YEARS
     ---------------------------------------------------------------------------
     Class A Shares                       $743                    $1,094
     ---------------------------------------------------------------------------
     Class C Shares                       $253                     $779
     ---------------------------------------------------------------------------

     You would pay the following expenses if you did not redeem your shares:

                                        ONE YEAR               THREE YEARS
     ---------------------------------------------------------------------------
     Class A Shares                       $743                    $1,094
     ---------------------------------------------------------------------------
     Class C Shares                       $353                     $779

     INVESTMENT OBJECTIVE AND STRATEGIES
     ---------------------------------------------------------------------------


     INVESTMENT OBJECTIVE
     ---------------------------------------------------------------------------

     The Fund's investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------

     The Fund seeks steady returns through varying market conditions by combining a diversified portfolio of equity securities with a program of writing (selling) options on these securities. The Fund seeks to capture potential total returns (from asset appreciation, dividends, option writing premiums and realized capital gains) in neutral to modestly rising equity market conditions. In downward-trending equity markets, the Fund's strategy is designed to provide a partial hedge to equity investors and may provide a steady return to investors.

     Under normal circumstances, the Fund will pursue an integrated investment strategy in which the Fund (i) invests substantially all of its net assets in a diversified portfolio of equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and (ii) employs an option strategy of writing covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. The Fund seeks to produce a high level of income and gains primarily from the premiums it receives from writing (selling) call options, from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.

     The Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. However, the Fund also may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies.

     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivatives with equity exposure. Equity securities include common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests, such as shares of ETFs and other investment companies.

     These policies may be changed by the Fund's Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities and derivatives with equity exposure changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.

     Equity Selection Process. The Sub-Adviser anticipates that the Fund's portfolio will be composed of approximately 30-50 equity securities on which the Fund's call option strategy will be employed. The Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. Strategic analysis will be employed by the Sub-Adviser to determine style make-up of the Fund's portfolio (e.g., value and growth style, and large-cap, mid-cap and small-cap securities), favored sectors, and the portfolios' risk profile. Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities.

     Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary macroeconomic selection criteria. The Sub-Adviser's macroeconomic selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.

     An underlying principle within the Sub-Adviser's investment process is that the macroeconomic expectations determined by the Sub-Adviser's Strategy Committee should be consistent with and supported by the bottom-up conclusions of the Sub-Adviser's research efforts. The Strategy Committee reviews economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise the economic and market cycles.

     Given this macroeconomic backdrop, a team of portfolio managers and research analysts (the Sub-Adviser's Investment Committee) begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, product substitutability, and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. Overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having company-specific risks.

     The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews of quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

     The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criterion for the Fund incorporates quantitative measures seeking to recognize equities with relatively stable performance attributes. These attributes include measuring multi-year earnings stability, volatility of equity returns, consistency of dividend growth, and stability of cash flows. This additional level of analysis helps to identify equities that have historically displayed consistent and stable company-specific performance attributes.

     Securities considered by the Sub-Adviser for purchase by the Fund generally include the following three criteria:

     o    sector leaders that fit its macroeconomic strategy;

     o    strong franchises that are out of favor; and

     o    strong franchises that diversify portfolio risk.

     Option Strategy. The Fund will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective and primary investment strategy. The Fund's covered call option strategy is designed to produce income and provide a partial hedge against declining stock prices in a downward-trending equity market. Under normal circumstances, the Fund will write covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Sub-Adviser's assessment of market conditions, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

     The Fund may also (with respect to up to 25% of its total assets) write covered call-on-call option positions. In a covered call-on-call strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price.

     The Sub-Adviser utilizes macroeconomic and sector analytical output to define strategically its longer-term option-writing strategy for the Fund's portfolio, while tactically managing the options portfolio on a daily basis with proprietary software.


     SECONDARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------


     Although not primary investment strategies, the Fund is authorized to: utilize certain hedging and risk management strategies using derivative instruments; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or "delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     THE FUND'S INVESTMENTS
     ---------------------------------------------------------------------------

     o Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Under normal circumstances, the Fund will invest substantially all of its net assets in a diversified portfolio of equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

     o Covered Call Options. Under normal circumstances, the Fund will write covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings.

     o Covered Call-On-Call Option Positions. The Fund may also (with respect to up to 25% of its total assets) write covered call-on-call option positions. In a covered call-on-call strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price.

     o Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

     o Purchasing Put Options. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

     o Temporary Defensive Investments. The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the Sub-Adviser, very small and unattractive.

     PORTFOLIO TURNOVER
     ---------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal circumstances it expects to maintain relatively low turnover of its core stock portfolio, exclusive of the Fund's options program. The Fund's annual turnover rate may exceed 100%, including the Fund's options program. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

     RISKS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     PRIMARY INVESTMENT RISKS
     ---------------------------------------------------------------------------

     No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Foreign Securities Risks. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.

     The Fund's investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are receipts issued by United States banks or trust companies with respect to securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Options Risks. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
     (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     The number of call options the Fund can write is limited by the amount of Fund assets that are available to cover such options. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the premiums the Fund receives from writing options, as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

     Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that the Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

     Tax Risk. Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio of income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the shares that will qualify for taxation to individual shareholders as "qualified dividend income." Qualified dividend income received by individual shareholders is taxed at long-term capital gains rates (currently at a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the recipient shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Federal Income Taxation."

     ADDITIONAL RISK CONSIDERATIONS
     ---------------------------------------------------------------------------
     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISER
     ---------------------------------------------------------------------------

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end investment companies.

     SUB-ADVISER
     ---------------------------------------------------------------------------


     Fiduciary Asset Management, LLC acts as the Fund's Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.7 billion in assets as of March 31, 2005. The Sub-Adviser manages four closed-end investment companies, two of which focus their investments in a covered call strategy.


     The Sub-Adviser was founded as an independent investment firm in 1994. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities, and pays the compensation of all officers of the Fund who are its affiliates.

     Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, founded the Sub-Adviser in 1994. From 1974 though 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, an M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management, LLC is controlled by Mr. Walbrandt.


     Fiduciary Asset Management, LLC's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James J. Cunnane Jr. and Joseph
     E. Gallagher.

     PORTFOLIO MANAGEMENT
     ---------------------------------------------------------------------------

     Mohammed Riad, Managing Director and Senior Portfolio Manager of Fiduciary Asset Management, LLC, will serve as the primary portfolio manager for the Fund. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management, LLC's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management, LLC's small/mid-cap strategies. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.


     K. Timothy Swanson, Senior Vice President and Portfolio Manager of Fiduciary Asset Management, LLC, will serve as co-portfolio manager of the Fund. Mr. Swanson performs quantitative and qualitative research and portfolio management duties for Fiduciary Asset Management, LLC's large-cap institutional equity strategies. Mr. Swanson implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing Fiduciary Asset Management's quantitative research effort. Mr. Swanson joined Fiduciary Asset Management, LLC in 2003. From 2001-2003, Mr. Swanson served as a managing director at Argent Capital Management, serving in a variety of roles including portfolio management and fundamental research within the consumer cyclical, consumer staples and healthcare sectors. From 1994-2001, Mr. Swanson was a senior analyst at A.G. Edwards & Sons for the beverage and tobacco industries, earning eight Wall Street Journal All-Star Analyst awards between 1997 and 2000. Mr. Swanson is a Chartered Financial Analyst
     (CFA) and member of the St. Louis Society of Financial Analysts. Mr. Swanson received his M.B.A. from Washington University in St. Louis and his bachelor of arts degree from Colgate University.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

     ADVISORY FEES
     ---------------------------------------------------------------------------

     Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of 1.00% of the Fund's average daily net assets for the services and facilities it provides.

     Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the Investment Adviser has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of 50% of the amount of the advisory fee for the services it provides.


     In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

     DISTRIBUTION PLAN AND SERVICES PLAN

     The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

     The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.


     The distribution fees payable under the Plan are up to 0.75% for Class C Shares. The service fees payable under the Plan are up to 0.25% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

     PURCHASE OF SHARES

     GENERAL
     ---------------------------------------------------------------------------

     This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.


     o Class A Shares generally bear sales charge expenses at the time of purchase.

     o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.


     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

     PRICING FUND SHARES
     ---------------------------------------------------------------------------


     The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange, usually 4:00 p.m. Eastern time, each day the New York Stock Exchange (the "NYSE") is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.


     The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


     Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


     If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities will be valued at their fair value as determined in good faith by the Investment Adviser based in accordance with procedures established by the Board of Trustees.


     HOW TO BUY SHARES
     ---------------------------------------------------------------------------

     The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

     Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.


     Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

     The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

     The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

     All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

     The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you must provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

     Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


     CLASS A SHARES
     ---------------------------------------------------------------------------

     Class A Shares have a 12b-1 plan, under which a service fee of up to .25% is deducted from class assets each year.

     Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:


                      CLASS A SHARES SALES CHARGE SCHEDULE


     ----------------------------------------------------------------------------------------------------------
                                   FRONT-END SALES         FRONT-END SALES
                                     CHARGE AS A          CHARGE AS A % OF
     YOUR INVESTMENT            % OF OFFERING PRICE*     YOUR NET INVESTMENT      DEALER REALLOWANCE
     ----------------------------------------------------------------------------------------------------------
     Up to $50,000                      5.75%                   6.10%                   5.00%
     ----------------------------------------------------------------------------------------------------------
     $50,000-$99,999                    4.50%                   4.71%                   3.75%
     ----------------------------------------------------------------------------------------------------------
     $100,000-$249,999                  3.75%                   3.90%                   3.00%
     ----------------------------------------------------------------------------------------------------------
     $250,000-$499,999                  2.60%                   2.67%                   2.00%
     ----------------------------------------------------------------------------------------------------------
     $500,000-$999,999                  2.00%                   2.04%                   1.50%
     ----------------------------------------------------------------------------------------------------------

     $1 million or more               See below                                         1.00%
     ----------------------------------------------------------------------------------------------------------


     *    The offering price includes the sales charge.

     Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

     CLASS A SHARES PURCHASE PROGRAMS
     ---------------------------------------------------------------------------

     Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

     Quantity Discounts. You may be able to lower your Class A sales charges if:


     o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent")(see below);

     o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

     o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").


     By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

     The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

     For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

     As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

     Investors must notify the Fund or their authorized dealer at the time of purchase whenever a reduced Class A sales charge is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced Class A sales charge. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

     For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges")or consult with your financial advisor.

     Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

     o    reinvesting dividends or distributions

     o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

     o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

     o    a current or former director or trustee of the Claymore funds

     o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

     o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

     o using proceeds from the termination of a Claymore unit investment trust.

     There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

     Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

     Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

     Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

     Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed.

     To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

     Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

     CLASS C SHARES
     ---------------------------------------------------------------------------

     Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

     The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

     In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

     CLASS C SHARES PURCHASE PROGRAMS
     ---------------------------------------------------------------------------

     Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

     o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

     In addition, there are certain cases in which you may be exempt from a CDSC. These include:

     o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

     o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

     o    withdrawals related to certain retirement or benefit plans; or

     o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

     In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

     AVAILABILITY OF INFORMATION
     ---------------------------------------------------------------------------

     Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

     REDEMPTION OF SHARES

     Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

     Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

     Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.


     The redemption fee will not be charged in connection with the following exchange or redemption transactions:

     o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

     o    transactions involving hardship of any registered shareholder;

     o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

     o transactions involving shares purchased through the reinvestment of dividends or other distributions;

     o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the
          Fund);

     o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

     o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

     o redemptions representing the return of excess contributions in retirement accounts.


     Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

     Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan St., Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000 , or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank or other financial intermediary. A notary public is not a sufficient guarantor.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

     In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

     Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

     o    If ownership is changed on the account

     o    When adding telephone redemption to an existing account

     o    When adding or changing any automated bank instructions

     Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

     Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at (877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

     For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

     FREQUENT PURCHASES AND REDEMPTIONS


     The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

     In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

     o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

     o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

     o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

     o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

     The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

     The Fund's policies and procedures may be amended at any time.

     SHAREHOLDER SERVICES AND POLICIES

     Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

     DIVIDEND REINVESTMENT PLAN
     ---------------------------------------------------------------------------

     A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

     AUTOMATIC INVESTMENT PLAN
     ---------------------------------------------------------------------------

     An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

     FUND INFORMATION
     ---------------------------------------------------------------------------

     In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

     DISTRIBUTIONS FROM THE FUND


     The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, certain premiums earned in connection with the Fund's covered call option strategy), qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and (ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

     The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each annual distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the annual distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

     FEDERAL INCOME TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

     THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

     TAXATION OF THE FUND
     ---------------------------------------------------------------------------

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     The Fund expects to generate premiums from the writing of call options. The Fund will generally recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

     The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) cause dividends received by the Fund that would otherwise constitute qualified dividend income to be treated as non-qualified dividend income, (ii) cause dividends received by the Fund that would otherwise be eligible for the corporate dividends-received deduction to be treated as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     TAXATION OF SHAREHOLDERS
     ---------------------------------------------------------------------------

     Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss), if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the shareholders.

     Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

     Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

     OTHER INFORMATION


     DISCLOSURE OF PORTFOLIO HOLDINGS
     ---------------------------------------------------------------------------

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

     The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

     o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

     o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

     FINANCIAL HIGHLIGHTS

     Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

     FOR MORE INFORMATION

     EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

          o    Call your broker

          o    www.claymore.com

          o    FundInfo(R)

          o    Telephone: (877) CLAYMORE


     DEALERS

          o    www.claymore.com

          o    FundInfo(R)

          o    Distributor Telephone: (800) 345-7999



     CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND
     2455 CORPORATE WEST DRIVE
     LISLE, ILLINOIS 60532

     INVESTMENT ADVISER                         INVESTMENT SUB-ADVISER
     Claymore Advisors, LLC                     Fiduciary Asset Management, LLC
     2455 Corporate West Drive                  8112 Maryland Avenue, Suite 400
     Lisle, Illinois 60532                      St. Louis, Missouri 63105

     DISTRIBUTOR                                TRANSFER AGENT
     Claymore Securities, Inc.                  US Bancorp Fund Services, LLC
     2455 Corporate West Drive                  615 E Michigan St. Fl 3
     Lisle, Illinois 60532                      Milwaukee, WI 53202


     CUSTODIAN                                  INDEPENDENT REGISTERED
     The Bank of New York                       PUBLIC ACCOUNTING FIRM
     101 Barclay Street                         Ernst & Young LLP
     New York, New York 10286                   233 South Wacker Drive
                                                Chicago, IL 60606


     LEGAL COUNSEL
     Vedder, Price, Kaufman & Kammholz, P.C.
     222 North LaSalle Street
     Chicago, Illinois 60601

                               CLAYMORE/FIDUCIARY
                              STRATEGIC EQUITY FUND

     A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


     You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

     You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling
     (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

     Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
     (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 CLASS A SHARES
                                 CLASS C SHARES


                                   PROSPECTUS
                                  June 29, 2005


     Distributor
     Claymore Securities, Inc.
     2455 Corporate West Drive
     Lisle, Illinois 60532

     The Fund's Investment Company Act File No. is 811-21719.

     [Logo: FIDUCIARY(R) ASSET MANAGEMENT]

     [Logo: CLAYMORE(R)]

                                 CLAYMORE TRUST


                    CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION


Claymore/Fiduciary Strategic Equity Fund's (the "Fund") investment objective is to provide capital appreciation and, to a lesser extent, income and gains. The Fund seeks to achieve its investment objective by (i) investing in a diversified portfolio of equity securities; and (ii) writing (selling) call options on a substantial portion of the Fund's portfolio securities. The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce income and gains primarily from premiums it receives from writing (selling) call options and from dividends received. There can be no assurance that the Fund's investment objective will be achieved.


         The Fund is organized as a diversified series of the Claymore Trust, a newly organized open-end management investment company (the "Trust").


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated June 29, 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any Prospectus and/or report may be obtained without charge by writing Claymore Securities Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

          This Statement of Additional Information is dated June 29, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE



General Information..........................................................S-1
Investment Objective, Principal Investment Strategies and Risks..............S-2
Investment Restrictions.....................................................S-15
Management of the Fund......................................................S-16
Investment Advisory Agreements..............................................S-19
Distribution and Service....................................................S-22
Transfer Agent..............................................................S-24
Portfolio Transactions and Brokerage Allocation.............................S-24
Shareholder Services........................................................S-25
Redemption of Shares........................................................S-27
Federal Income Taxation.....................................................S-28
Fund Performance............................................................S-33
Other Information...........................................................S-33

Financial Statements........................................................S-35

Appendix A - Ratings of Investments..........................................A-1
Appendix B - Proxy Voting Policy and Procedures..............................B-1
Part C - Other Information...................................................C-1

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end, management investment company.


         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's investment sub-adviser. The principal offices of the Sub-Adviser are located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


         The Fund currently offers two classes of shares, Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service fees. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.





         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

THE BASICS OF OPTION WRITING

         When the Fund writes (sells) a call option, it is selling to the buyer (the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. Call options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date).

         There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

         The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities or other assets against which the options are written (sold). In particular, in the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser, in accordance with procedures established by the Board of Trustees, in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the

Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. Also, see "-Portfolio Contents-Covered Call-on-Call Option Positions" below for information regarding coverage requirements for debit spread, credit spread and diagonal spread call options. As a result, the number of call options the Fund can write (sell) is normally limited by the number of equity securities and other assets that can serve to cover the options that the Fund holds in its portfolio. The Fund will not write
(sell) "naked" call options; i.e., options representing more shares of the stock than are held in the portfolio or that are otherwise not covered. By writing (selling) covered call options, the Sub-Adviser seeks to generate income and gains, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

         The Fund intends primarily to write (sell) call options which are "in-the-money" or "at-the-money." In particular, the Fund will write (sell) in-the-money call options on non-dividend paying or low-dividend paying common stocks to seek to earn current income and gains. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The Fund also may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

         The Fund also may write (sell) out-of-the-money call options. Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. In particular, the Fund may write (sell) slightly out-of-the-money call options on high-dividend paying stocks of companies that the Sub-Adviser believes have strong balance sheets and lower risk profiles than other available stocks. The Sub-Adviser believes that dividends on such stock provide the Fund with certain downside protection. Out-of-the-money options typically will generate lower premium gains to the Fund in comparison to in-the-money or at-the-money call options of similar maturity and terms, but offer a greater participation in the potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security.

         In implementing a covered call-on-call option strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.

         As share prices of equity securities held in the Fund's portfolio approach the call option's strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option.

         The Fund will write (sell) call options that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange ("NYSE"), Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) will generally be American-style options, although the Fund may also write (sell) European-style options. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy, the Fund may write (sell) over-the-counter covered calls.


         Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund's Sub-Adviser believes that there exists a large trading volume of options, sufficient to fully implement the Fund's strategies.


ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

         Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly. The Fund will employ an option strategy, as described below, of writing covered call options on common stocks.

         Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.


         Covered Call Options. The Fund will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective and primary strategies. The Fund's covered call option strategy is designed to produce income and provide a partial hedge against declining stock prices in a downward-trending equity market. Under normal circumstances, the Fund will write covered call options on a substantial portion of the equity securities in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings.

         Covered Call-on-Call Option Strategy. The Fund's call option strategy may also include investment (with respect to up to 25% of its total assets) in covered call-on-call option positions. In a covered call-on-call option, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.


         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize income and gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize income and gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received. When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates.


         Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to produce income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. A put option on a security written by the Fund is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser.


         Purchasing Put Options. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain exchange-traded funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

         Foreign Securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


         Investment Grade Debt Securities. The Fund may invest in investment grade debt securities of varying maturities issued by the U.S. government, corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Sub-Adviser to be of comparable credit quality.


         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Fund's Sub-Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represent ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage- or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

TEMPORARY DEFENSIVE INVESTMENTS


         Under normal circumstances, the Fund will pursue an integrated investment strategy in which the Fund (i) invests in a diversified portfolio of equity securities; and (ii) employs an options strategy (selling) call options on a substantial portion of the Fund's portfolio securities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds, including funds affiliated with the Investment Adviser or the Sub-Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

STRATEGIC TRANSACTIONS

         In addition to the options strategies described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, or to manage the effective maturity or duration of income-producing securities in the Fund's portfolio. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions are described briefly below.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.


         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.


         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the

Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.


         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices and to enhance return. For example, the Fund may sell securities index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

CERTAIN OTHER INVESTMENT PRACTICES

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.


         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also may make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.


         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.


         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.


         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

ADDITIONAL RISK CONSIDERATIONS

         Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.



         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of common shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Derivatives Risk. In addition to the Fund's writing of covered call options, the risks of which are described above, the Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund's covered call strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.


         Neither the Fund, Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Fund, Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission, provided that futures and options on futures are used solely for bona fide hedging, risk management or other portfolio and return enhancement purposes to the extent consistent with the exclusion from pool operator registration.


         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.


         The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


         Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.


         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low turnover of its core stock portfolio, exclusive of purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."


         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except: (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.



                             MANAGEMENT OF THE FUND


         TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.


         Trustees serve until their successors have been duly elected.


                                                                            NUMBER
                                                                              OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                 LENGTH          PRINCIPAL                  COMPLEX           OTHER
NAME (AND AGE)   POSITION(S)     OF           OCCUPATION(S)                 OVERSEEN          DIRECTORSHIPS
AND BUSINESS     HELD WITH       TIME         DURING PAST FIVE                 BY             HELD BY
ADDRESS          THE FUND        SERVED           YEARS                     TRUSTEE           TRUSTEE



INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Randall C.       Trustee         Trustee   Formerly, Senior Vice                5             None.
Barnes (52)                      since     President and Treasurer
2455 Corporate                   2005      (1993-1997),
West Dr.                                   President, Pizza Hut
Lisle,                                     International
IL 60532                                   (1991-1993) and
                                           Senior Vice
                                           President, Strategic
                                           Planning and New
                                           Business Development
                                           (1987-1990) of
                                           PepsiCo, Inc.
                                           (1987-1997).
-------------------------------------------------------------------------------------------------------------------------------
Ronald A.        Trustee         Trustee   Principal of Ronald                  12            Director, Edward Hospital
Nyberg (51)                      since     A. Nyberg, Ltd., a                                 Foundation, Naperville, IL;
2455 Corporate                   2005      law firm specializing                              Trustee, North Park University,
West Dr.                                   in Corporate Law,                                  Chicago.
Lisle,                                     Estate Planning and
IL 60532                                   Business Transactions
                                           from 2000-present.
-------------------------------------------------------------------------------------------------------------------------------
Ronald E.        Trustee         Trustee   Formerly Vice                        10            None.
Toupin, Jr.                      since     President, Manager
(47)                             2005      and Portfolio Manager
2455 Corporate                             of Nuveen Asset
West Dr.                                   Management
Lisle,                                     (1998-1999), Vice
IL 60532                                   President of Nuveen
                                           Investment Advisory
                                           Corporation
                                           (1992-1999), Vice
                                           President and Manager
                                           of Nuveen Unit
                                           Investment Trusts
                                           (1991-1999), and
                                           Assistant Vice
                                           President and
                                           Portfolio Manager of
                                           Nuveen Unit Trusts
                                           (1988-1999), each of
                                           John Nuveen &
                                           Company, Inc. (asset
                                           manager) (1982-1999).
-------------------------------------------------------------------------------------------------------------------------------




                                      S-16


INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso Trustee;        Trustee   Senior Managing Director and         14            None.
(40)*            Chief Legal     since     General Counsel of
2455 Corporate   and             2005      Claymore Advisors, LLC and
West Drive       Executive                 Claymore Securities, Inc.
Lisle, Illinois  Officer;                  Chief Legal and Executive
60532            Chief                     Officer of Funds in the Fund
                 Compliance                Complex. Formerly, Assistant
                 Officer                   General Counsel, John Nuveen
                                           and Company Inc. (1999-2000).
                                           Former Vice President and
                                           Associate General Counsel of
                                           Van Kampen Investments, Inc.
                                           (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill   Chief           Since     Managing Director of Claymore        N/A           None
(40)             Financial       2005      Advisors, LLC and Claymore
2455 Corporate   Officer,                  Securities, Inc., 2003 to present;
West Drive       Chief                     Treasurer of Henderson Global
Lisle, IL 60532  Accounting                Funds and Operations Manager of
                 Officer and               Henderson Global Investors (NA)
                 Treasurer                 Inc. (2002-2003); Managing
                                           Director, FrontPoint Partners LLC
                                           (2001-2002); Vice President, Nuveen
                                           Investments (1999-2001); Chief
                                           Financial Officer, Skyline Asset
                                           Management LP (1999); Vice President,
                                           Van Kampen Investments and Assistant
                                           Treasurer, Van Kampen mutual funds
                                           (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen   Secretary       Since     Assistant Vice President of          N/A           None
(27)                             2005      Claymore Securities, Inc.;
2455 Corporate                             Previously, Associate, Vedder,
West Drive                                 Price, Kaufman & Kammholz, P.C.
Lisle, IL 60532
------------------------------------------------------------------------------------------------------------------------------------
William Belden   Vice President  Since     Managing Director of Claymore        N/A           None
(40)                             2005      Securities, Inc. Previously,
2455 Corporate                             Vice President of Product
West Drive                                 Management at Northern Trust
Lisle, IL 60532                            Global Investments (1999-2005);
                                           and Vice President of Product
                                           Development at Stein Roe &
                                           Farnham (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
James Howley     Assistant       Since     Vice President, Fund                 N/A           None
(32)             Treasurer       2005      Administration of Claymore
2455 Corporate                             Securities, Inc. (2004-present).
West Drive                                 Previously, Manager, Mutual Fund
Lisle, IL 60532                            Administration of Van Kampen
                                           Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Heidemarie       Assistant       Since     Vice President and Assistant         N/A           None
Gregoriev (32)   Secretary       2005      General Counsel, Claymore
2455 Corporate                             Advisors, LLC and Claymore
West Drive                                 Securities, Inc. (since 2004).
Lisle, IL 60532                            Previously, Legal Counsel for
                                           Henderson Global Investors (North
                                           America) Inc. (2001-2004) and
                                           Assistant Secretary (2001-2004)
                                           and Chief Legal Officer
                                           (2003-2004) for Henderson Global
                                           Funds; Associate, Gardner, Carton
                                           & Douglas (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------
Richard          Assistant       Since     Assistant Vice President of          N/A           None
Sarhaddi (30)    Secretary       2005      Claymore Advisors, LLC and
2455 Corporate                             Claymore Securities, Inc.;
West Drive                                 Assistant Secretary of funds in
Lisle, IL 60532                            the Fund Complex. Previously,
                                           Editor, CCH Incorporated.
------------------------------------------------------------------------------------------------------------------------------------




------------------
* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

BOARD COMMITTEES




         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.


         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS



         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.



         Because the Fund is newly organized, it did not pay any compensation to its Trustees or officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.


         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                                                 PENSION OR                                       TOTAL
                          AGGREGATE              RETIREMENT                                   COMPENSATION
                          ESTIMATED           BENEFITS ACCRUED       ESTIMATED ANNUAL         FROM THE FUND
                        COMPENSATION          AS PART OF FUND          BENEFITS UPON        AND FUND COMPLEX
          NAME          FROM THE FUND           EXPENSES(1)            RETIREMENT(1)         PAID TO TRUSTEE

Randall C. Barnes         $4,000                    None                   None                $ 92,000
Ronald A. Nyberg          $4,000                    None                   None                $222,500
Ronald E. Toupin, Jr.     $4,000                    None                   None                $181,500
Nicholas Dalmaso           None                     None                   None                   None





------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


        SHARE OWNERSHIP



         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of all of the registered investment companies in the fund complex overseen by the Trustee in the dollar range amount specified below.





                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                          DOLLAR RANGE OF EQUITY SECURITIES                  TRUSTEE IN
                 NAME                                IN THE FUND                        THE FUND COMPLEX(1)



INDEPENDENT TRUSTEES:


Randall C. Barnes                                        None                                Over $100,000
Ronald A. Nyberg                                         None                             $50,001 - $100,000
Ronald E. Toupin, Jr.                                    None                                   None
INTERESTED TRUSTEE:
Nicholas Dalmaso                                         None                                   None




------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund -- Trustees and Officers."


         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund except for seed capital shares owned by the Investment Adviser.



CODE OF ETHICS



         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, Distributor and Sub-Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS

         ADVISORY AGREEMENT


         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.


         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% and 2.50% of the Fund's average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006.

         Pursuant to its terms, the Advisory Agreement will remain in effect until May 27, 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Advisory Agreement or from reckless disregard of its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error of judgment or of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.




SUB-ADVISORY AGREEMENT

         Fiduciary Asset Management, LLC, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.


         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 50% of the amount of the advisory fee.



         The Sub-Advisory Agreement continues until May 27, 2007 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.



         The Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties and obligations, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Adviser.


         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisory and Sub-Advisory Agreements with respect to the Fund were approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory and Sub-Advisory Agreements was in the best interests of the Fund and approved the Advisory and Sub-Advisory Agreements. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustees of the Trust and officers and employees of the Investment Adviser and Sub-Adviser to consider approval of the Advisory and Sub-Advisory Agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser and Sub-Adviser, the Board initially noted that the Investment Adviser would delegate responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets to the Sub-Adviser. Accordingly, the Board considered the Investment Adviser's continuing responsibility to oversee the Sub-Adviser and that the Investment Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Investment Adviser's business plan for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board concluded that the Investment Adviser was well qualified to manage the Fund and that the services to be provided by the Investment Adviser were expected to be satisfactory. As to the Sub-Adviser, the Board considered the Sub-Adviser's Form ADV, financial information regarding the Sub-Adviser, biographies of the portfolio managers, the Sub-Adviser's experience in managing an investment strategy similar to the Fund's and the Sub-Adviser's positive track record. The Board concluded that the Sub-Adviser was well-qualified to manage the portfolio assets and that the services to be provided by the Sub-Adviser and the Sub-Adviser's performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser and Sub-Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund, and that the Sub-Adviser agreed to participate with the Investment Adviser in supporting the expense caps. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund's projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board noted that the proposed investment advisory fee was the same as the similarly managed closed-end fund. The Board also considered the fees charged by the Sub-Adviser for institutional clients, including a special relationship client, but determined that such fees were not inclusive of all services provided to the Fund and, as to the special relationship client, determined there were unique factors to the relationship and, therefore, were not determinative. The Board concluded that, although the fee was above the median of the peer group of funds, the Fund's advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.


ADMINISTRATION AGREEMENT


         Claymore Advisors, LLC serve as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.


         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

            RATE                      NET ASSETS
            0.04%                 First $200,000,000
            0.03%                 Next $300,000,000
            0.02%                 Next $500,000,000
            0.01%                Over $1,000,000,000

PORTFOLIO MANAGEMENT

         Mohammed Riad, Managing Director, Senior Portfolio Manager and Chief Defensive Strategist of the Sub-Adviser, will serve as the primary portfolio manager for the Fund.

         K. Timothy Swanson, CFA, Senior Vice-President and Portfolio Manager of the Sub-Advisor, will serve as co-portfolio manager for the Fund.

         Other Accounts Managed by the Portfolio Managers. As of March 31, 2005, the portfolio managers managed all the same accounts, which included 1 registered investment company with $379 million in assets; 1 other pooled investment vehicle with $2.5 million in assets; and 13 other accounts with a total of $3.6 billion in assets. None of the accounts managed by the portfolio managers are subject to a performance fee.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

         Mr. Riad is paid a variable annual bonus by the Sub-Adviser calculated as 25% of the pre-tax profitability of the product line of the Sub-Adviser for which he is responsible. The product line profitability is defined as the revenue generated by all accounts within the portfolio manager's investment discipline less the fixed and variable costs associated with supporting that revenue. Such costs include employee costs, technology, office administration, and similar costs.


         Mr. Swanson is paid a quarterly bonus determined through a subjective process that evaluates numerous qualitative and quantitative factors. Part of Mr. Swanson's bonus will be based on investment performance over one-, three-, five-, and 10 year periods. This is primarily measured on a pre-tax basis though tax-efficiency is considered. Relative performance is determined with reference to the S&P 500 Index and the target total return over a market cycle, though other benchmarks may be used as well. Other qualitative factors such as Mr. Swanson's contributions to the Investment and Strategy Committees as well as his contribution to Fiduciary's overall investment process are important considerations. There is no set formula for any of the above components of Mr. Swanson's compensation.




         The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.


                            DISTRIBUTION AND SERVICE


         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Adviser acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.





RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES


         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares of the Fund.


         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.


         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                              DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.



                                 TRANSFER AGENT




         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St. FL 3, Milwaukee, WI 532002 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.




                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


         The Sub-Adviser may place portfolio transactions with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. The Investment Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considering as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


         The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



                              SHAREHOLDER SERVICES


         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."


INVESTMENT ACCOUNT




         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions.

Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.



SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."


         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS


         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.



         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The maximum amount that may be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.



         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.




                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND


         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the federal income tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) cause dividends received by the Fund that would otherwise constitute qualified dividend income to be treated as non-qualified dividend income, (ii) cause dividends that would otherwise be eligible for the corporate dividends-received deduction to be treated as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. In addition, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         The Fund expects that some of the call options it writes on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.


         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received from such PFICs or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to qualify as a regulated investment company, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

TAXATION OF SHAREHOLDERS

         The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the federal income tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's income.

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss), if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals or other non-corporate shareholders with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that
(i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Fund shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Fund shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of Fund shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Fund shares just prior to a distribution will receive a distribution, which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you with respect to such shares. Any loss you realize on a sale or exchange of Fund shares will be disallowed if you acquire other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain distributions with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.


                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution and service fees, the total returns for each class of shares will differ.





         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


                                OTHER INFORMATION

         DISCLOSURE OF PORTFOLIO HOLDINGS


         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Disclosure Policies apply to the Fund, Investment Adviser, Sub-Adviser and other service providers. Pursuant to the Disclosure Policy, information concerning the

Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Funds, and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or Sub-Adviser or any affiliated person of the Investment Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer and the Board of Trustees.



         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:


         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.


         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Board of Trustees (or a designated committee thereof). The CCO will report to the Board of Trustees on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Investment Adviser, the Sub-Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

CUSTODY OF ASSETS


         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286 as custodian.
The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


         Semiannual reports are furnished to shareholders, and annually such reports are audited by an independent registered public accounting firm.


PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD



         The Proxy Voting Policy and Procedures of the Sub-Adviser are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 to be the Fund's independent registered public accounting firm.



LEGAL COUNSEL


         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.


FINANCIAL STATEMENTS

         The following financial statements of the Fund are contained herein:

     (a)  Report of Independent Registered Public Accounting Firm.

     (b)  Statement of Assets and Liabilities.

     (c)  Statement of Operations.

     (d)  Notes to the Financial Statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder
Claymore Trust
    Claymore/Fiduciary Strategic Equity Fund
    Claymore Peroni Equity Opportunities Fund

     We have audited the accompanying statements of assets and liabilities of Claymore/Fiduciary Strategic Equity Fund and Claymore Peroni Equity Opportunities Fund, comprising the Claymore Trust as of June 15, 2005 and the related statements of operations for the period from February 15, 2005 (date of organization) to June 15, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Claymore Trust at June 15, 2005 and the results of their operations for the period from February 15, 2005 (date of organization) to June 15, 2005 in conformity with U.S. generally accepted accounting principles.

                                     /s/ Ernst & Young LLP

Chicago, Illinois
June 17, 2005


CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 15, 2005

----------------------------------------------------------------------------------------------------

ASSETS:
      Cash..........................................................................    $     50,250
      Deferred Offering Costs.......................................................         100,000
      Receivable from Adviser.......................................................          25,000
                                                                                         -----------
           Total Assets.............................................................         175,250
                                                                                         -----------
LIABILITIES:
      Accrued Offering Costs........................................................         100,000
      Accrued Organizational expenses...............................................          25,000
                                                                                         -----------
           Total Liabilities........................................................         125,000
                                                                                         -----------

           NET ASSETS...............................................................    $     50,250
                                                                                         ===========

COMPOSITION OF NET ASSETS:
      Capital shares, at par value of $0.01 per share...............................    $         34
      Paid in Surplus...............................................................          50,216
                                                                                         -----------
           NET ASSETS...............................................................    $     50,250
                                                                                         ===========

Maximum Offering Price Per Share
      Class A Shares:
           Net asset value and redemption price per share (Based on net assets of $25,125 and 1,675 shares of beneficial interest issued
             and outstanding).......................................................    $      15.00
           Maximum sales charge (5.75% of offering price)...........................            0.92
                                                                                         -----------
           Maximum offering price to public.........................................         $ 15.92
                                                                                         -----------

      Class C Shares:
           Net asset value and offering price per share (Based on net assets of $25,125 and 1,675 shares of beneficial interest issued
             and outstanding).......................................................         $ 15.00
                                                                                         -----------


SEE NOTES TO FINANCIAL STATEMENTS


CLAYMORE/FIDUCIARY STRATEGIC EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 15, 2005 (DATE OF ORGANIZATION OF TRUST)
TO JUNE 15, 2005
----------------------------------------------------------------------------------------------------

Investment Income...................................................................    $          0

Expenses:
      Organizational costs..........................................................          25,000
                                                                                         -----------
           Total Expenses...........................................................          25,000
      Expense Reimbursement.........................................................         (25,000)
                                                                                         -----------
           Net Expenses.............................................................               0
                                                                                         -----------
Net Investment Income...............................................................    $          0
                                                                                         ===========


SEE NOTES TO FINANCIAL STATEMENTS

CLAYMORE TRUST
NOTES TO FINANCIAL STATEMENTS

JUNE 15, 2005

NOTE 1 -- ORGANIZATION:


Claymore Trust (the "Trust") was organized as a Delaware statutory trust on February 15, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Trust currently consists of two portfolios (the "Funds"), Claymore/Fiduciary Strategic Equity Fund ("Fiduciary") and Claymore Peroni Equity Opportunities Fund ("Peroni"), each of which have two classes of shares - Class A and Class C . Each portfolio has not had any operations to date other than the sale of 1,675 common shares of Class A and Class C of beneficial interest of each Fund to Claymore Securities, Inc. for the total amount of $100,500.


NOTE 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between Claymore Advisors, LLC (the "Investment Adviser") and the Funds, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Funds, oversees the activities of the Funds' portfolio manager or sub-adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Trust who are its affiliates. With respect to the Claymore Peroni Equity Opportunities Fund, as compensation for its services, Peroni pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.90% of the Fund's average daily net assets. With respect to the Claymore/Fiduciary Strategic Equity Fund, as compensation for its services, Fiduciary pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily net assets.

Fiduciary Asset Management LLC, serves as the Sub-Adviser of the Claymore/Fiduciary Strategic Equity Fund. Pursuant to a Sub-Advisory Agreement, the Sub-Adviser provides

CLAYMORE TRUST
NOTES TO FINANCIAL STATEMENTS

JUNE 15, 2005



investment research and makes and executes recommendations for the purchase and sale of securities; provides certain facilities and personnel, including certain officers required for the Fund's administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. For its services, the Investment Adviser pays the Sub-Adviser 50% of the amount of the advisory fee received by the Investment Adviser from the Fund.


The Investment Adviser has agreed to reimburse all organizational expenses of the Funds incurred prior to the commencement of operations. In addition, the Investment Adviser has contractually agreed to reimburse all expenses of the Funds in excess of an annualized rate of 1.75% and 2.50% of average daily net assets for Class A and Class C shares, respectively, of Fiduciary and 1.65% and 2.40% of average daily net assets for Class A and Class C shares, respectively, of Peroni. This agreement will remain in effect until March 31, 2006. For a period of three years subsequent to the Funds commencement of operations, the Investment Adviser may recover from the Funds fees and expenses previously waived or reimbursed, including organizational and offering expenses, provided the Funds' expense ratios, including the recovered expenses, fall below the expense limits.

NOTE 4 -- FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C    Bonds that possess one of these ratings provide
                         questionable protection of interest and principal
                         ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)               Bonds for which the security depends upon the
                         completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1             This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3             This designation denotes favorable quality. All
                         security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4             This designation denotes adequate quality. Protection
                         commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on Funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B


                         FIDUCIARY ASSET MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

         1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B.       DEFINITIONS

         2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.       FAM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

         4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

         5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       FAM'S PROXY VOTING PROCEDURES

         6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

         7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

         8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

         9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

         12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

         12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

                  (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

                  (ii)     Abstaining from voting the proxies; or

                  (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

         13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.       VOTING BY CLIENT INSTEAD OF FAM

         14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING FAM'S POLICY

         17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

         19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

                  (i)      Copies of all proxy voting policies and procedures;

                  (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

                  (iii)    Records of proxy votes cast on behalf of clients;

                  (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision;

                  (v) Written client requests for proxy voting information, and

                  (vi) written responses by FAM to written or oral client requests.

         20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

[Logo: CLAYMORE(R)]


                        PROSPECTUS

                        Claymore Peroni Equity Opportunities Fund


                        CLASS A SHARES
                        CLASS C SHARES




                       June 29, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



      3       RISK/RETURN SUMMARY

      5       FUND PERFORMANCE

      6       FEES AND EXPENSES OF THE FUND

      8       INVESTMENT OBJECTIVE AND STRATEGIES

     11       RISKS

     13       INVESTMENT ADVISORY SERVICES

     15       DISTRIBUTION PLAN AND SERVICES PLAN

     16       PURCHASE OF SHARES

     25       REDEMPTION OF SHARES

     29       FREQUENT PURCHASES AND REDEMPTIONS

     31       SHAREHOLDER SERVICES AND POLICIES

     32       DISTRIBUTIONS FROM THE FUND

     33       FEDERAL INCOME TAXATION

     37       OTHER INFORMATION


     No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

     RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE
     ---------------------------------------------------------------------------

     The Fund's investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities.

     PRIMARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------

     Eugene E. Peroni, Jr., the Fund's portfolio manager, selects stocks based upon his proprietary research, which combines a time-tested strategy of bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

     The stocks held by the Fund represent the 40-60 companies that Mr. Peroni believes have the strongest growth potential based upon (i) technical research, and (ii) the investment themes that Mr. Peroni believes will underlie stock market leadership. The Fund's portfolio manager seeks to focus across sectors that exhibit attractive return/risk profiles. The Fund's investment process does not emphasize a particular investment style or market capitalization.

     Investment in the Fund may be appropriate for investors who are:

     o    seeking a growth stock portfolio;

     o seeking the higher potential returns of a concentrated stock portfolio; or

     o    investing to meet long-term financial goals.

     Investment in the Fund is not appropriate for investors who are:

     o unwilling to accept share price fluctuation, including the possibility of sharp price declines;

     o    seeking regular income; or

     o    investing to meet short term financial goals.

     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

     Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.

     PRIMARY INVESTMENT RISKS
     ---------------------------------------------------------------------------

     An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

     Non-Diversification Risk. The Fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

     Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     FUND PERFORMANCE

     As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

     FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES  (paid directly from your investment)
     ---------------------------------------------------------------------------
                                                          CLASS A        CLASS C
                                                          SHARES         SHARES
     ---------------------------------------------------------------------------

     Maximum sales charge (load) imposed
      on purchases
      (as a percentage of offering price)                  5.75%1        None
     ---------------------------------------------------------------------------
     Maximum deferred sales charge (load)
      (as a percentage of the lesser of
      original purchase price or redemption proceeds)      None2         1.00%
     ---------------------------------------------------------------------------
     Redemption fee3                                       2.00%         2.00%
     ---------------------------------------------------------------------------

                                     (expenses that are deducted from
     ANNUAL FUND OPERATING EXPENSES  Fund assets)
     ---------------------------------------------------------------------------
                                                          CLASS A        CLASS C
                                                          SHARES         SHARES
     ---------------------------------------------------------------------------

     Management fees                                       0.90%         0.90%
     ---------------------------------------------------------------------------
     Distribution and/or service (12b-1) fees              0.25%         1.00%5
     ---------------------------------------------------------------------------
     Other expenses4                                       0.50%         0.50%
     ---------------------------------------------------------------------------

     Total annual fund operating expenses                  1.65%         2.40%
     ---------------------------------------------------------------------------


     1 Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     2 The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

     3 Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."

     4 "Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of $50 million. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% of average daily net assets for Class A Shares and 2.40% of net assets for Class C Shares. This agreement will remain in effect until March 31, 2006. For a period of three years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

     5 While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

     EXAMPLE
     ---------------------------------------------------------------------------


     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $50 million.


     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR                 THREE YEARS
     ---------------------------------------------------------------------------
     Class A Shares                   $733                     $1,065
     ---------------------------------------------------------------------------
     Class C Shares                   $343                      $748
     ---------------------------------------------------------------------------



     You would pay the following expenses if you did not redeem your shares:


                                    ONE YEAR                 THREE YEARS
     ---------------------------------------------------------------------------
     Class A Shares                   $733                     $1,065
     ---------------------------------------------------------------------------
     Class C Shares                   $243                      $748
     ---------------------------------------------------------------------------

     INVESTMENT OBJECTIVE AND STRATEGIES


     INVESTMENT OBJECTIVE
     ---------------------------------------------------------------------------


     The Fund's investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.


     PRIMARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------


     Eugene E. Peroni, Jr., the Fund's portfolio manager, selects stocks based upon his proprietary research, which combines a time-tested strategy of bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

     The stocks held by the Fund represent the 40-60 companies that Mr. Peroni believes have the strongest growth potential based upon (i) technical research, and (ii) the investment themes that Mr. Peroni believes will underlie stock market leadership. The Fund's portfolio manager seeks to focus across sectors that exhibit attractive return/risk profiles. The investment process does not emphasize a particular investment style (i.e., growth or value) or market capitalization.


     Mr. Peroni's investment research covers over 1,000 stocks that are actively traded on U.S. exchanges. From this universe, a bottom-up technical evaluation identifies approximately 300-400 stocks with strong future growth potential. These characteristics include the stock's current price relative to an integral support level, the strength of investor money flows and the sector's relative attractiveness. This bottom-up evaluation is then blended with a top-down, thematic analysis of market psychology as well as broad economic, monetary and political trends to seek to identify those current and emerging investment themes most likely to underlie long-term market leadership. From the companies well-positioned to benefit from these identified themes, the portfolio manager selects stocks that he believes to be the most attractive investment opportunities.


     When selecting stocks for the Fund, the portfolio manager evaluates an individual security's potential contribution to the portfolio's return and risk. The portfolio manager also will consider investing across a range of sectors in order to appropriately vary holdings and seek to limit investment risk. The portfolio manager will continually monitor stocks held by the Fund and may sell a stock if its price rises too far above its integral support level, the strength of the stock or sector deteriorates, or a more attractive investment opportunity is identified.

     This investment process is unconstrained, which allows the portfolio the ability to span different market capitalization categories (i.e., large-, mid- and small-cap), as well as the ability to fluctuate between traditional "growth" and "value" styles as market conditions dictate.

     Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

     Although changes are expected to be infrequent, these policies may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in equity securities changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.


     SECONDARY INVESTMENT STRATEGIES
     ---------------------------------------------------------------------------


     Although not primary investment strategies, the Fund is authorized to: utilize certain hedging and risk management strategies using derivative instruments; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

     THE FUND'S INVESTMENTS
     ---------------------------------------------------------------------------

     o Equity Securities. Equity securities include common stocks of U.S. domestic issuers, equity securities of foreign issuers that are traded in the U.S. securities markets and are dollar-denominated, such as American Depositary Receipts ("ADRs"), preferred stock, warrants, convertible securities and other equity interests, such as shares of exchange-traded funds ("ETFs") or other investment companies.


     o Foreign Securities. The Fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in United States securities markets and ADRs or other types of depositary receipts denominated in U.S. dollars. ADRs represent indirect ownership interests in securities of foreign issuers. All foreign investments involve certain risks in addition to those associated with U.S. investments.


     o Delayed Delivery Transactions. The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

     o Temporary Defensive Investments. The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER
     ---------------------------------------------------------------------------

     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal circumstances it expects to maintain relatively low turnover of its stock portfolio. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

     RISKS

     Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     PRIMARY INVESTMENT RISKS
     ---------------------------------------------------------------------------

     No History of Operations. The Fund is a newly organized, non-diversified, open-end management investment company with no history of operations.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Non-Diversification Risk. The Fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.


     Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

     Foreign Securities Risk. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.

     The Fund's investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are receipts issued by United States banks or trust companies with respect to securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     ADDITIONAL RISK CONSIDERATIONS
     ---------------------------------------------------------------------------

     In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

     INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISER
     ---------------------------------------------------------------------------


     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end investment companies.


     PORTFOLIO MANAGER
     ---------------------------------------------------------------------------




     Eugene E. Peroni, Jr. will serve as the portfolio manager for the Fund. Mr. Peroni joined Claymore Advisors, LLC in 2002 and serves as Senior Managing Director, Equity Research for Claymore Advisors, LLC. Prior to joining Claymore Advisors, LLC, Mr. Peroni served as Senior Managing Director, Equity Research for Nuveen Investments from 1999-2002. Mr. Peroni's insights have been published in the PERONI REPORT, a strategy letter offering stock market forecasts and specific stock recommendations for both short and long-term investments. Mr. Peroni has selected the popular "Peroni's Top Ten Picks" since 1988. Mr. Peroni began training in the field of technical research at age 16 with his father, Eugene E. Peroni, Sr., who founded the Peroni Method more than 50 years ago. The Peroni Method uses a bottom-up approach, emphasizing the technical merits of an individual stock. Mr. Peroni has more than 30 years of experience in his field. Mr. Peroni regularly appears on CNBC, PBS Nightly Business Report, CBS MarketWatch, and Bloomberg Radio, and is quoted often in such esteemed publications as The Wall Street Journal and The New York Times.

     The Statement of Additional Information provides additional information about Mr. Peroni's compensation, other accounts managed by Mr. Peroni, and Mr. Peroni's ownership of securities of the Fund.

     ADVISORY FEES
     ---------------------------------------------------------------------------

     Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of 0.90% of the Fund's average daily net assets for the services and facilities it provides.

     In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

     DISTRIBUTION PLAN AND SERVICES PLAN

     The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

     The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

     The distribution fees payable under the Plan are up to 0.75% for Class C Shares. The service fees payable under the Plan are up to 0.25% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

     PURCHASE OF SHARES

     GENERAL
     ---------------------------------------------------------------------------

     This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

     o Class A Shares generally bear sales charge expenses at the time of purchase.

     o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

     PRICING FUND SHARES
     ---------------------------------------------------------------------------

     The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange, usually 4:00 p.m. Eastern time, each day the New York Stock Exchange (the "NYSE") is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.


     The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


     Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

     If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities will be valued at their fair value as determined in good faith by the Investment Adviser based in accordance with procedures established by the Board of Trustees.

     HOW TO BUY SHARES
     ---------------------------------------------------------------------------

     The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

     Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.


     Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


     The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

     The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

     All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

     The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you must provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

     Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


     CLASS A SHARES
     ---------------------------------------------------------------------------

     Class A Shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

     Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                      CLASS A SHARES SALES CHARGE SCHEDULE
     ---------------------------------------------------------------------------

                                FRONT-END SALES           FRONT-END SALES
                                   CHARGE AS A            CHARGE AS A % OF
     YOUR INVESTMENT          % OF OFFERING PRICE*       YOUR NET INVESTMENT             DEALER REALLOWANCE
     --------------------------------------------------------------------------------------------------------
     Up to $50,000                    5.75%                     6.10%                           5.00%
     --------------------------------------------------------------------------------------------------------
     $50,000-$99,999                  4.50%                     4.71%                           3.75%
     --------------------------------------------------------------------------------------------------------
     $100,000-$249,999                3.75%                     3.90%                           3.00%
     --------------------------------------------------------------------------------------------------------
     $250,000-$499,999                2.60%                     2.67%                           2.00%
     --------------------------------------------------------------------------------------------------------
     $500,000-$999,999                2.00%                     2.04%                           1.50%
     --------------------------------------------------------------------------------------------------------
     $1 million or more      See below                                                          1.00%
     --------------------------------------------------------------------------------------------------------

     *    The offering price includes the sales charge.

     Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

     CLASS A SHARES PURCHASE PROGRAMS
     ---------------------------------------------------------------------------

     Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.


     Quantity Discounts. You may be able to lower your Class A sales charges if:


     o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent")(see below);

     o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

     o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

     By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.


     The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

     For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

     As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.


     Investors must notify the Fund or their authorized dealer at the time of purchase whenever a reduced Class A sales charge is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced Class A sales charge. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

     For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges") or consult with your financial advisor.


     Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:


     o    reinvesting dividends or distributions

     o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services


     o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund


     o    a current or former director or trustee of the Claymore funds

     o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

     o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

     o using proceeds from the termination of a Claymore unit investment trust.


     There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.


     Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

     Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

     Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

     Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

     Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.



     CLASS C SHARES
     ---------------------------------------------------------------------------

     Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

     The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

     In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

     CLASS C SHARES PURCHASE PROGRAMS
     ---------------------------------------------------------------------------

     Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:


     o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

     In addition, there are certain cases in which you may be exempt from a CDSC. These include:

     o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

     o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

     o    withdrawals related to certain retirement or benefit plans; or

     o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

     In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

     AVAILABILITY OF INFORMATION
     ---------------------------------------------------------------------------

     Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

     REDEMPTION OF SHARES



     Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

     Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

     Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.


     The redemption fee will not be charged in connection with the following exchange or redemption transactions:

     o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

     o    transactions involving hardship of any registered shareholder;

     o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

     o transactions involving shares purchased through the reinvestment of dividends or other distributions;

     o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the
          Fund); or

     o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);


     o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

     o redemptions representing the return of excess contributions in retirement accounts.


     Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of the Fund's assets. Accordingly, a large percentage of Fund assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

     Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan St., Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank or other financial intermediary. A notary public is not a sufficient guarantor.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

     In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

     Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

     o    If ownership is changed on the account

     o    When adding telephone redemption to an existing account

     o    When adding or changing any automated bank instructions


     Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

     Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at (877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.


     For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

     FREQUENT PURCHASES AND REDEMPTIONS


     The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

     In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

     o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

     o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

     o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

     o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

     The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

     The Fund's policies and procedures may be amended at any time.

     SHAREHOLDER SERVICES AND POLICIES

     Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

     DIVIDEND REINVESTMENT PLAN
     ---------------------------------------------------------------------------

     A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

     AUTOMATIC INVESTMENT PLAN
     ---------------------------------------------------------------------------

     An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.


     FUND INFORMATION
     ---------------------------------------------------------------------------

     In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

     DISTRIBUTIONS FROM THE FUND


     The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and (ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

     The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each annual distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the annual distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

     FEDERAL INCOME TAXATION


     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

     THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.


     TAXATION OF THE FUND
     ---------------------------------------------------------------------------


     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     TAXATION OF SHAREHOLDERS
     ---------------------------------------------------------------------------


     Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss), if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.


     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.

     Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

     Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

     OTHER INFORMATION

     DISCLOSURE OF PORTFOLIO HOLDINGS
     ---------------------------------------------------------------------------

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

     The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:



     o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

     o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

     FINANCIAL HIGHLIGHTS

     Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

     FOR MORE INFORMATION

     EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

          o    Call your broker

          o    www.claymore.com

          o    FundInfo(R)

          o    Telephone: (877) CLAYMORE


     DEALERS

          o    www.claymore.com

          o    FundInfo(R)

          o    Distributor Telephone: (800) 345-7999



     CLAYMORE PERONI EQUITY OPPORTUNITIES FUND
     2455 CORPORATE WEST DRIVE
     LISLE, ILLINOIS 60532

     INVESTMENT ADVISER
     Claymore Advisors, LLC
     2455 Corporate West Drive
     Lisle, Illinois 60532



     DISTRIBUTOR                                TRANSFER AGENT
     Claymore Securities, Inc.                  US Bancorp Fund Services, LLC
     2455 Corporate West Drive                  615 E. Michigan St. Fl 3
     Lisle, Illinois 60532                      Milwaukee, WI 53202



     CUSTODIAN                                  INDEPENDENT REGISTERED
     Bank of New York                           PUBLIC ACCOUNTING FIRM
     101 Barclay Street                         Ernst & Young LLP
     New York, New York 10286                   233 South Wacker Drive
                                                Chicago, IL 60606


     LEGAL COUNSEL
     Vedder, Price, Kaufman & Kammholz, P.C.
     222 North LaSalle Street
     Chicago, Illinois 60601

                             CLAYMORE PERONI EQUITY
                               OPPORTUNITIES FUND


     A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

     You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

     You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling
     (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

     Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
     (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 CLASS A SHARES
                                 CLASS C SHARES



                                   PROSPECTUS
                                 June 29, 2005



     Distributor
     Claymore Securities, Inc.
     2455 Corporate West Drive
     Lisle, Illinois 60532


     The Fund's Investment Company Act File No. is 811-21719.

                                                             [Logo: CLAYMORE(R)]

                                 CLAYMORE TRUST


                    CLAYMORE PERONI EQUITY OPPORTUNITIES FUND

                         ------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


         Claymore Peroni Equity Opportunities Fund's (the "Fund") investment objective is to provide long-term capital growth. The Fund seeks to achieve its investment objective by investing primarily in a non-diversified portfolio of equity securities.



         The Fund is organized as a non-diversified series of the Claymore Trust, a newly organized open-end management investment company (the "Trust").



         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated June 29, 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any Prospectus and/or report may be obtained without charge by writing Claymore Securities Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.



                                TABLE OF CONTENTS

General Information..........................................................S-2
Investment Objective, Principal Investment Strategies and Risks..............S-3
Investment Restrictions.....................................................S-18
Management of the Fund......................................................S-19
Investment Advisory Agreements..............................................S-22
Distribution and Service....................................................S-24
Transfer Agent..............................................................S-26
Portfolio Transactions and Brokerage Allocation.............................S-26
Shareholder Services........................................................S-27
Redemption of Shares........................................................S-28
Federal Income Taxation.....................................................S-30
Fund Performance............................................................S-36
Other Information...........................................................S-36

Financial Statements........................................................S-38



This Statement of Additional Information is dated June 29, 2005.

                               GENERAL INFORMATION


         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a non-diversified series of an open-end, management investment company.


         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares, Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service fees. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.


ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

         Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Investment Adviser utilizing its proprietary quantitative/qualitative selection criteria.


         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Investment Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Cash Equivalents and Short-Term Investments. The Fund may invest up to 20% of its total assets, and, for temporary defensive purposes or to keep cash on hand fully invested, up to 100% of its total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and must have a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:

         (1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

         (2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

         (3) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

         (4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

         (6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime 2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

         Foreign Securities. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


         The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.


         Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

         Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


         The Fund may invest up to 20% of its assets in equity securities of foreign issuers that are traded in U.S. security markets, ADRs, or other depositary receipts denominated in U.S. dollars.


         In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

         Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

         Small and Medium Market Capitalizations. The Fund may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, with a relatively large asset size, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.



         The Fund may also invest in stocks of companies with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.


HEDGING STRATEGIES

         General Description of Hedging Strategies. The Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, or otherwise subject to CFTC limitations.

         The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.


         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.


         Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Federal Income Tax Treatment of Options. In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indices. For example, options involving stock indices such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

         Stock Index Options. The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

         A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

         The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indices will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Futures Contracts. The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of

Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on margin deposits.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.

However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         Most United States futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Options on Futures. The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position
(call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

         The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

         As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

         The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

         Federal Income Tax Treatment of Futures Contracts. For federal income tax purposes, the Fund is required to recognize as income, for each taxable year, its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Future Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

         The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

         Risks and Special Considerations Concerning Derivatives. The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

                  Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

                  Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

                  Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                  Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                  Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.

Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                  Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

         Delayed-Delivery Transactions. The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

         The Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of the Fund the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the adviser of the Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


         Short Sales Against the Box. When the portfolio manager believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund also may be required to pay a premium for short sales, which would partially offset any gain.

         Warrants. The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.


         Lending of Portfolio Securities. The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

         Other Investment Companies. The Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.


ADDITIONAL RISK CONSIDERATIONS

         Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.



         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of common shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

                  Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

                  Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

                  Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

                  Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

                  Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

                  Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.


         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low turnover of its core stock portfolio, exclusive of purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.


         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except: (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (b) as otherwise permitted by applicable law.


         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser.


         Trustees serve until their successors have been duly elected.




                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                 PRINCIPAL                      IN FUND                OTHER
NAME (AND AGE)   POSITION(S)     LENGTH OF     OCCUPATION(S)                    COMPLEX            DIRECTORSHIPS
AND BUSINESS     HELD WITH       TIME          DURING PAST                      OVERSEEN BY           HELD BY
ADDRESS          THE FUND        SERVED         FIVE YEARS                      TRUSTEE              TRUSTEE


INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
Randall C.       Trustee         Trustee   Formerly, Senior Vice                5             None.
Barnes (52)                      since     President and Treasurer
2455 Corporate                   2005      (1993-1997),
West Dr.                                   President, Pizza Hut
Lisle,                                     International
IL 60532                                    (1991-1993) and
                                           Senior Vice
                                           President, Strategic
                                           Planning and New
                                           Business Development
                                           (1987-1990) of
                                           PepsiCo, Inc.
                                           (1987-1997).
-------------------------------------------------------------------------------------------------------------------------------
Ronald A.        Trustee         Trustee   Principal of Ronald                  12            Director, Edward Hospital
Nyberg (51)                      since     A. Nyberg, Ltd., a                                 Foundation, Naperville, IL;
2455 Corporate                   2005      law firm specializing                              Trustee, North Park University,
West Dr.                                   in Corporate Law,                                  Chicago.
Lisle,                                     Estate Planning and
IL 60532                                   Business Transactions
                                           from 2000-present.
-------------------------------------------------------------------------------------------------------------------------------
Ronald E.        Trustee         Trustee   Formerly Vice                        10            None.
Toupin, Jr.                      since     President, Manager
(47)                             2005      and Portfolio Manager
2455 Corporate                             of Nuveen Asset
West Dr.                                   Management
Lisle,                                     (1998-1999), Vice
IL 60532                                   President of Nuveen
                                           Investment Advisory
                                           Corporation
                                           (1992-1999), Vice
                                           President and Manager
                                           of Nuveen Unit
                                           Investment Trusts
                                           (1991-1999), and
                                           Assistant Vice
                                           President and
                                           Portfolio Manager of
                                           Nuveen Unit Trusts
                                           (1988-1999), each of
                                           John Nuveen &
                                           Company, Inc. (asset
                                           manager) (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso Trustee;        Trustee   Senior Managing Director and         14            None.
(40)*            Chief Legal     since     General Counsel of
2455 Corporate   and             2005      Claymore Advisors, LLC and
West Drive       Executive                 Claymore Securities, Inc.
Lisle, Illinois  Officer;                  Chief Legal and Executive
60532            Chief                     Officer of Funds in the Fund
                 Compliance                Complex. Formerly, Assistant
                 Officer                   General Counsel, John Nuveen
                                           and Company Inc. (1999-2000).
                                           Former Vice President and
                                           Associate General Counsel of
                                           Van Kampen Investments, Inc.
                                           (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill   Chief           Since     Managing Director of Claymore        N/A           None
(40)             Financial       2005      Advisors, LLC and Claymore
2455 Corporate   Officer,                  Securities, Inc., 2003 to present;
West Drive       Chief                     Treasurer of Henderson Global
Lisle, IL 60532  Accounting                Funds and Operations Manager of
                 Officer and               Henderson Global Investors (NA)
                 Treasurer                 Inc. (2002-2003); Managing
                                           Director, FrontPoint Partners LLC
                                           (2001-2002); Vice President, Nuveen
                                           Investments (1999-2001); Chief
                                           Financial Officer, Skyline Asset
                                           Management LP (1999); Vice President,
                                           Van Kampen Investments and Assistant
                                           Treasurer, Van Kampen mutual funds
                                           (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa Nguyen   Secretary       Since     Assistant Vice President of          N/A           None
(27)                             2005      Claymore Securities, Inc.;
2455 Corporate                             Previously, Associate, Vedder,
West Drive                                 Price, Kaufman & Kammholz, P.C.
Lisle, IL 60532
------------------------------------------------------------------------------------------------------------------------------------
William Belden   Vice President  Since     Managing Director of Claymore        N/A           None
(40)                             2005      Securities, Inc. Previously,
2455 Corporate                             Vice President of Product
West Drive                                 Management at Northern Trust
Lisle, IL 60532                            Global Investments (1999-2005);
                                           and Vice President of Product
                                           Development at Stein Roe &
                                           Farnham (1995-1999).
------------------------------------------------------------------------------------------------------------------------------------
James Howley     Assistant       Since     Vice President, Fund                 N/A           None
(32)             Treasurer       2005      Administration of Claymore
2455 Corporate                             Securities, Inc. (2004-present).
West Drive                                 Previously, Manager, Mutual Fund
Lisle, IL 60532                            Administration of Van Kampen
                                           Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Heidemarie       Assistant       Since     Vice President and Assistant         N/A           None
Gregoriev (32)   Secretary       2005      General Counsel, Claymore
2455 Corporate                             Advisors, LLC and Claymore
West Drive                                 Securities, Inc. (since 2004).
Lisle, IL 60532                            Previously, Legal Counsel for
                                           Henderson Global Investors (North
                                           America) Inc. (2001-2004) and
                                           Assistant Secretary (2001-2004)
                                           and Chief Legal Officer
                                           (2003-2004) for Henderson Global
                                           Funds; Associate, Gardner, Carton
                                           & Douglas (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------
Richard          Assistant       Since     Assistant Vice President of          N/A           None
Sarhaddi (30)    Secretary       2005      Claymore Advisors, LLC and
2455 Corporate                             Claymore Securities, Inc.;
West Drive                                 Assistant Secretary of funds in
Lisle, IL 60532                            the Fund Complex. Previously,
                                           Editor, CCH Incorporated.
------------------------------------------------------------------------------------------------------------------------------------



-------------------------
* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

         BOARD COMMITTEES




         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.


         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS


         The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.


         Because the Fund is newly organized, it did not pay any compensation to its Trustees or officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                                                          PENSION OR
                                                          RETIREMENT                                    TOTAL
                                     AGGREGATE              BENEFITS             ESTIMATED          COMPENSATION
                                     ESTIMATED          ACCRUED AS PART           ANNUAL            FROM THE FUND
                                    COMPENSATION            OF FUND            BENEFITS UPON       AND FUND COMPLEX
             NAME                   FROM THE FUND          EXPENSES(1)          RETIREMENT(1)       PAID TO TRUSTEE
-------------------------------------------------------------------------------------------------------------------

Randall C. Barnes                     $4,000                  None                 None              $ 92,000
Ronald A. Nyberg                      $4,000                  None                 None              $222,500
Ronald E. Toupin, Jr.                 $4,000                  None                 None              $181,500
Nicholas Dalmaso                       None                   None                 None                None




-------------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP



         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of all of the registered investment companies in the fund complex overseen by the Trustee in the dollar range amount specified below.



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF                         TRUSTEE IN
                 NAME                        EQUITY SECURITIES IN THE FUND              THE FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
Randall C. Barnes                                        None                                Over $100,000
Ronald A. Nyberg                                         None                             $50,001 - $100,000
Ronald E. Toupin, Jr.                                    None                                   None
INTERESTED TRUSTEE:
Nicholas Dalmaso                                         None                                   None



-------------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund -- Trustees and Officers."


         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.


         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund except for seed capital shares owned by the Investment Adviser.



CODE OF ETHICS



         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, Distributor and Sub-Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS


ADVISORY AGREEMENT


         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.


         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.90% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund's average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2006.

         Pursuant to its terms, the Advisory Agreement will remain in effect until May 27, 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.



         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Advisory Agreement or from reckless disregard of its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error of judgment or of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.


APPROVAL OF THE ADVISORY AGREEMENT



The Advisory Agreement with respect to the Fund was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on May 27, 2005 at a meeting called for that purpose. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund and approved the Advisory Agreement. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustees of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser, the Board considered the Investment Adviser's business plan for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and the anticipated financial support of the Fund. The Board also reviewed Mr. Peroni's past performance for a separate account program that has a similar investment objective and investment strategies. The Board concluded that the Investment Adviser was well-qualified to manage the Fund and that the services to be provided by the Investment Adviser and the Investment Adviser's performance were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense caps for the Fund. Because the Fund is newly organized, the Investment Adviser represented that profitability information was not yet determinable. However, based upon anticipated asset size and the impact of expense caps, the Board concluded that profitability was expected to be reasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed the Fund's projected expense ratios giving effect to the proposed expense caps and considered the anticipated asset size of the Fund, since it was newly organized. The Board concluded that at this time, no significant economies of scale were anticipated.

The Board compared the proposed investment advisory fee, expense ratios and fee waivers with those of other similar registered open-end funds. The Board also considered the fees charged for the Investment Adviser's separate account program with similar investment strategies, but determined that such fee was not inclusive of all the services provided to the Fund and, therefore, was not determinative. The Board concluded that, although the fee was toward the higher end of its investment company peer group, the Fund's advisory fee was reasonable given the nature and anticipated quality of the services to be provided.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administrative Services Agreement with the Fund. The Board concluded that the advisory fee was reasonable, taking into account these benefits.


ADMINISTRATION AGREEMENT


         Claymore Advisors, LLC serve as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.


         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

            RATE                      NET ASSETS
           -----------------------------------------
           0.04%                  First $200,000,000
           0.03%                  Next $300,000,000
           0.02%                  Next $500,000,000
           0.01%                 Over $1,000,000,000

PORTFOLIO MANAGEMENT



         Eugene E. Peroni, Jr., Senior Managing Director, Equity Research for the Investment Adviser will serve as the portfolio manager for the Fund.



         Other Accounts Managed by the Portfolio Manager. As of May, 2005, Mr. Peroni managed 5 registered investment companies with $56 million in assets; no other pooled investment vehicles; and 50 other accounts with a total of $15.15 million in assets. None of the accounts managed by Mr. Peroni are subject to a performance fee.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.


         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.


         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:


         1. BASE SALARY: The portfolio manager is paid a base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.


         2. ANNUAL BONUS: The portfolio manager is paid a discretionary annual bonus by the Investment Adviser. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Because the Fund is newly organized, the portfolio manager owns no shares of the Fund.


                            DISTRIBUTION AND SERVICE


         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Adviser acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.





RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES


         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.


CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares of the Fund.


         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.


         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT




         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St. FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.




                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


         The Investment Adviser may place portfolio transactions with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. The Investment Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considering as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Investment Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

         The Investment Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



                              SHAREHOLDER SERVICES


         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."


INVESTMENT ACCOUNT



         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.



SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS


         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS



         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling (877) CLAYMORE.


SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."


         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation.". The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS


         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).




         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The maximum amount that may be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.



         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.




                             FEDERAL INCOME TAXATION


         FEDERAL INCOME TAXATION OF THE FUND


         The Fund has elected and intends to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


         If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

         To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

DISTRIBUTIONS TO SHAREHOLDERS

         Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


         The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on
(1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rates for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act.


         The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

         Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

         The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

         Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required (i) to include their respective pro rata portions of such taxes in their U.S. federal income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of the Fund that may be eligible to file the election described in this paragraph will be notified whether the foreign taxes paid by the Fund will "pass through" for a taxable year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

         Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


         Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund intends to designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These new provisions apply to dividends paid by the Fund with respect the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


SALE OF SHARES

         The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

         As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rate on long-term capital gains prior to its scheduled expiration under the 2003 Tax Act. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

         For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

         o   an individual who is a citizen or resident of the United States;

         o a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

         o an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

         o a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or
             (ii) has a valid election in effect under applicable U.S.




NON-U.S. SHAREHOLDERS


         A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a property completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status. Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

         If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

         The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

         The Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

         Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

         Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

         The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

         The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution and service fees, the total returns for each class of shares will differ.





         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS



         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Disclosure Policies apply to the Fund, Investment Adviser and other service providers. Pursuant to the Disclosure Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The
Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer and the Board of Trustees.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:



         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.


         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.


         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Board of Trustees (or a designated committee thereof). The CCO will report to the Board of Trustees on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.




         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Investment Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

CUSTODY OF ASSETS


         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual reports are furnished to shareholders, and annually such reports are audited by an independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


         The Investment Adviser will engage an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund.

         The Investment Adviser will periodically review the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Investment Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.


         Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 to be the Fund's independent registered public accounting firm.



LEGAL COUNSEL


         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

FINANCIAL STATEMENTS

         The following financial statements of the Fund are contained herein:

     (a)  Report of Independent Registered Public Accounting Firm.

     (b)  Statement of Assets and Liabilities.

     (c)  Statement of Operations.

     (d)  Notes to the Financial Statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder
Claymore Trust
    Claymore/Fiduciary Strategic Equity Fund
    Claymore Peroni Equity Opportunities Fund

     We have audited the accompanying statements of assets and liabilities of Claymore/Fiduciary Strategic Equity Fund and Claymore Peroni Equity Opportunities Fund, comprising the Claymore Trust as of June 15, 2005 and the related statements of operations for the period from February 15, 2005 (date of organization) to June 15, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Claymore Trust at June 15, 2005 and the results of their operations for the period from February 15, 2005 (date of organization) to June 15, 2005 in conformity with U.S. generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

Chicago, Illinois
June 17, 2005


CLAYMORE PERONI EQUITY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 15, 2005
----------------------------------------------------------------------------------------------------

ASSETS:
      Cash..........................................................................    $     50,250
      Deferred Offering Costs.......................................................         100,000
      Receivable from Adviser.......................................................          25,000
                                                                                         -----------
           Total Assets.............................................................         175,250
                                                                                         -----------

LIABILITIES:
      Accrued Offering Costs........................................................         100,000
      Accrued Organizational expenses...............................................          25,000
                                                                                         -----------
           Total Liabilities........................................................         125,000
                                                                                         -----------
           NET ASSETS...............................................................    $     50,250
                                                                                         ===========


COMPOSITION OF NET ASSETS:
      Capital shares, at par value of $0.01 per share...............................    $         34
      Paid in Surplus...............................................................          50,216
                                                                                         -----------
           NET ASSETS...............................................................    $     50,250
                                                                                         ===========

Maximum Offering Price Per Share
      Class A Shares:
           Net asset value and redemption price per share (Based on net assets of $25,125 and 1,675 shares of beneficial interest issued and
             outstanding)...........................................................    $      15.00
           Maximum sales charge (5.75% of offering price)...........................            0.92
                                                                                         -----------
           Maximum offering price to public.........................................    $      15.92
                                                                                         -----------

      Class C Shares:
           Net asset value and offering price per share (Based on net assets of $25,125 and 1,675 shares of beneficial interest issued and
             outstanding)...........................................................    $      15.00
                                                                                         -----------


SEE NOTES TO FINANCIAL STATEMENTS


CLAYMORE PERONI EQUITY OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 15, 2005 (DATE OF ORGANIZATION OF TRUST)
TO JUNE 15, 2005
----------------------------------------------------------------------------------------------------

Investment Income...................................................................    $          0

Expenses:
      Organizational costs..........................................................          25,000
                                                                                         -----------
           Total Expenses...........................................................          25,000
      Expense Reimbursement.........................................................         (25,000)
                                                                                         -----------
           Net Expenses.............................................................               0
                                                                                         -----------
Net Investment Income...............................................................    $          0
                                                                                         ===========


SEE NOTES TO FINANCIAL STATEMENTS

CLAYMORE TRUST
NOTES TO FINANCIAL STATEMENTS

JUNE 15, 2005

NOTE 1 -- ORGANIZATION:


Claymore Trust (the "Trust") was organized as a Delaware statutory trust on February 15, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Trust currently consists of two portfolios (the "Funds"), Claymore/Fiduciary Strategic Equity Fund ("Fiduciary") and Claymore Peroni Equity Opportunities Fund ("Peroni"), each of which have two classes of shares - Class A and Class C . Each portfolio has not had any operations to date other than the sale of 1,675 common shares of Class A and Class C of beneficial interest of each Fund to Claymore Securities, Inc. for the total amount of $100,500.


NOTE 2 -- ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between Claymore Advisors, LLC (the "Investment Adviser") and the Funds, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Funds, oversees the activities of the Funds' portfolio manager or sub-adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Trust who are its affiliates. With respect to the Claymore Peroni Equity Opportunities Fund, as compensation for its services, Peroni pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.90% of the Fund's average daily net assets. With respect to the Claymore/Fiduciary Strategic Equity Fund, as compensation for its services, Fiduciary pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average daily net assets.

Fiduciary Asset Management LLC, serves as the Sub-Adviser of the Claymore/Fiduciary Strategic Equity Fund. Pursuant to a Sub-Advisory Agreement, the Sub-Adviser provides

CLAYMORE TRUST
NOTES TO FINANCIAL STATEMENTS

JUNE 15, 2005


investment research and makes and executes recommendations for the purchase and sale of securities; provides certain facilities and personnel, including certain officers required for the Fund's administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. For its services, the Investment Adviser pays the Sub-Adviser 50% of the amount of the advisory fee received by the Investment Adviser from the Fund.


The Investment Adviser has agreed to reimburse all organizational expenses of the Funds incurred prior to the commencement of operations. In addition, the Investment Adviser has contractually agreed to reimburse all expenses of the Funds in excess of an annualized rate of 1.75% and 2.50% of average daily net assets for Class A and Class C shares, respectively, of Fiduciary and 1.65% and 2.40% of average daily net assets for Class A and Class C shares, respectively, of Peroni. This agreement will remain in effect until March 31, 2006. For a period of three years subsequent to the Funds commencement of operations, the Investment Adviser may recover from the Funds fees and expenses previously waived or reimbursed, including organizational and offering expenses, provided the Funds' expense ratios, including the recovered expenses, fall below the expense limits.

NOTE 4 -- FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

                        Debt rated "AAA" has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is
AAA                     extremely strong.

                        Debt rated "AA" has a very strong capacity to pay
                        interest and repay principal and differs from the
AA                      highest rated issues only in small degree.

                        Debt rated "A" has a strong capacity to pay interest and
                        repay principal although it is somewhat more susceptible
                        to the adverse effects of changes in circumstances and
                        economic conditions than debt in higher rated
A                       categories.

                        Debt rated "BBB" is regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas it
                        normally exhibits adequate protection parameters,
                        adverse economic conditions or changing circumstances
                        are more likely to lead to a weakened capacity to pay
                        interest and repay principal for debt in this category
BBB                     than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

                        Debt rated "BB" has less near-term vulnerability to
                        default than other speculative issues. However, it faces
                        major ongoing uncertainties or exposure to adverse
                        business, financial, or economic conditions which could
                        lead to inadequate capacity to meet timely interest and
                        principal payments. The "BB" rating category is also
                        used for debt subordinated to senior
BB                      debt that is assigned an actual or implied "BBB" rating.

                        Debt rated "B" has a greater vulnerability to default
                        but currently has the capacity to meet interest payments
                        and principal repayments. Adverse business, financial,
                        or economic conditions will likely impair capacity or
                        willingness to pay interest and repay principal. The "B"
                        rating category is also used for debt subordinated to
                        senior debt that is assigned an actual or implied "BB"
B                       or "BB" rating.

                        Debt rated "CCC" has a currently identifiable
                        vulnerability to default, and is dependent upon
                        favorable business, financial, and economic conditions
                        to meet timely payment of interest and repayment of
                        principal. In the event of adverse business, financial,
                        or economic conditions, it is not likely to have the
                        capacity to pay interest and repay principal. The "CCC"
                        rating category is also used for debt subordinated to
                        senior debt that is assigned an actual or implied "B"
CCC                     or "B" rating.

                        The rating "CC" typically is applied to debt
                        subordinated to senior debt that is assigned an actual
CC                      or implied "CCC" debt rating.

                        The rating "C" typically is applied to debt subordinated
                        to senior debt which is assigned an actual or implied
                        "CCC" debt rating. The "C" rating may be used to cover a
                        situation where a bankruptcy petition has been filed,
C                       but debt service payments are continued.

                        The rating "CI" is reserved for income bonds on which no
CI                      interest is being paid.

                        Debt rated "D" is in payment default. The "D" rating
                        category is used when interest payments or principal
                        payments are not made on the date due even if the
                        applicable grace period has not expired, unless S&P
                        believes that such payments will be made during such
                        grace period. The "D" rating also will be used upon the
                        filing of a bankruptcy petition if debt service
D                       payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

                        The letter "r" is attached to highlight derivative,
                        hybrid, and certain other obligations that S&P believes
                        may experience high volatility or high variability in
                        expected returns due to non-credit risks. Examples of
                        such obligations are: securities who's principal or
                        interest return is indexed to equities, commodities, or
                        currencies; certain swaps and options; and interest only
                        and principal only mortgage securities. The absence of
                        an "r" symbol should not be taken as an indication that
                        an obligation will exhibit no volatility or variability
r                       in total return.

                        The letter "L" indicates that the rating pertains to the
                        principal amount of those bonds to the extent that the
                        underlying deposit collateral is Federally insured by
                        the Federal Savings & Loan Insurance Corporation or the
                        Federal Deposit Insurance Corporation* In the case of
                        certificates of deposit the letter "L" indicates that
                        the deposit, combined with other deposits being held in
                        the same right and capacity will be honored for
                        principal and accrued pre-default interest up to the
                        Federal insurance limits within 30 days after closing of
                        the insured institution or, in the event that the
                        deposit is assumed by a successor insured institution,
L                       upon maturity.

                        Indicates no rating has been requested, that there is
                        insufficient information on which to base a rating, or
                        that S&P does not rate a particular type of obligation
NR                      as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

                        This highest category indicates that the degree of
                        safety regarding timely payment is strong. Those issues
                        determined to possess extremely strong safety
                        characteristics are denoted with a plus sign (+)
A-1                     designation.

                        Capacity for timely payment on issues with this
                        designation is satisfactory. However, the relative
                        degree of safety is not as high as for issues designated
A-2                     "A-1."

                        Issues carrying this designation have adequate capacity
                        for timely payment. They are, however, somewhat more
                        vulnerable to the adverse effects of changes in
                        circumstances than obligations carrying the higher
A-3                     designations.

                        Issues rated "B" are regarded as having only speculative
                        capacity for timely payment. C This rating is as signed
                        to short-term debt obligations with a doubtful capacity
B                       for payment.

                        Debt rated "D" is in payment default. The "D" rating
                        category is used when interest payments or principal
                        Payments are not made on the date due, even if the
                        applicable grace period has not expired, unless S&P
                        believes that such payments will be made during such
D                       grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

                        This is the highest rating that may be assigned to a
                        preferred stock issue and indicates an extremely
AAA                     strong capacity to pay the preferred stock obligations.

                        A preferred stock issue rated AA also qualifies as a
                        high quality fixed income security. The capacity to pay
                        preferred stock obligations is very strong, although not
AA                      as overwhelming as for issues rated AAA.

                        An issue rated A is backed by a sound capacity to pay
                        the preferred stock obligations, although it is somewhat
                        more susceptible to the adverse effects of changes in
A                       circumstances and economic conditions.

                        An issue rated BBB is regarded as backed by an adequate
                        capacity to pay preferred stock obligations. Although it
                        normally exhibits adequate protection parameters,
                        adverse economic conditions or changing circumstances
                        are more likely to lead to a weakened capacity to make
                        payments for preferred stock in this category for issues
BBB                     in the A category.

                        As issue rated BB is regarded, on balance, as
                        predominantly speculative with respect to the issuer's
                        capacity to pay the preferred stock obligation. While
                        such issues will likely have some quality and protective
                        characteristics, they are outweighed by large
                        uncertainties or major risk exposures to adverse
BB                      conditions.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                        Bonds are judged to be of the best quality. They carry
                        the smallest degree of investment risk and are generally
                        referred to as "gilt edged." Interest payments are
                        protected by a large or by an exceptionally stable
                        margin and principal is secure. While the various
                        protective elements are likely to change, such changes
                        as can be visualized are most unlikely to impair the
Aaa                     Fundamentally strong position of such issuer.

                        Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are
                        generally known as high-grade bonds. They are rated
                        lower than the best bonds because margins of protection
                        may not be as large as in "Aaa" securities or
                        fluctuation of protective elements may be of greater
                        amplitude or there may be other elements present which
                        make the long-term risks appear somewhat larger than in
Aa                      "Aaa" securities.

                        Bonds possess many favorable investment attributes and
                        are to be considered as upper medium-grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment sometime
A                       in the future.

                        Bonds considered medium-grade obligations, i.e., they
                        are neither highly protected nor poorly secured.
                        Interest payments and principal security appear adequate
                        for the present but certain protective elements may be
                        lacking or may be characteristically unreliable over any
                        great length of time. Such bonds lack outstanding
                        investment characteristics and in fact have speculative
Baa                     characteristics as well.

         Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

                       This designation denotes best quality. There is present
                       strong protection by established cash flows, superior
                       liquidity support or demonstrated broad based access to
                       the market for
MIG 1/VMIG 1           refinancing.

                       This designation denotes high quality. Margins of
                       protection are ample although not so large as in the
MIG 2/VMIG 2           preceding group.

                       This designation denotes favorable quality. All security
                       elements are accounted for but there is lacking the
                       undeniable strength of the preceding grades. Liquidity
                       and cash flow protection may be narrow and market access
MIG 3/VMIG 3           for refinancing is likely to be less well-established.

                       This designation denotes adequate quality. Protection
                       commonly regarded as required of an investment security
                       is present and although not distinctly or predominantly
MIG 4/VMIG 4           speculative, there is specific risk.

                       This designation denotes speculative quality. Debt
S.G.                   instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on Funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

                         Preferred stocks which are rated "aaa" are considered
                         to be top quality. This rating indicates good asset
                         protection and the least risk of dividend impairment
Aaa                      within the universe of preferred stocks.

                         Preferred stocks which are rated "aa" are considered to
                         be high grade. This rating indicates that there is
                         reasonable assurance that earnings and asset protection
                         will remain relatively well maintained in the
Aa                       foreseeable future.

                         Preferred stocks which are rated "a" are considered to
                         be upper-medium grade. While risks are judged to be
                         somewhat greater than in the "aaa" and "aa"
                         classifications, earnings and asset protection are,
                         nevertheless, expected to be maintained at adequate
A                        levels.

                         Preferred stocks which are rated "baa" are judged
                         lover-medium grade, neither highly protected nor poorly
                         secured. Earnings and asset protection appear adequate
                         at present but may be questionable over any great
Baa                      length of time.

                         Preferred stocks which are rated "ba" are considered to
                         have speculative elements and their future cannot be
                         considered well assured. Earnings and asset protection
                         may be very moderate and not well safeguarded during
                         adverse periods. Uncertainty of position characterizes
Ba                       preferred stocks in this class.